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COMMON STOCK                                                        COMMON STOCK


SD
INCORPORATED UNDER THE LAWS
 OF THE STATE OF DELAWARE                               TRITON GROUP Ltd.                    SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                                                       CUSIP 896757 10 1
         This Certifies that



                                                                  SPECIMEN




          is the record holder of

                                  FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.0001 PAR VALUE, OF


                                         COUNTERSIGNED AND REGISTERED:
                                                        TRITON GROUP LTD.



                                                   AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                    TRANSFER AGENT AND REGISTRAR
                                         BY

                                                            AUTHORIZED SIGNATURE

transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this certificate properly endorsed.  This certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.
    WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

    Dated:

                   Secretary                                    SEAL                     President


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       The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

       The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM --as tenants in common
TEN ENT --as tenants by the entireties
JT TEN --as joint tenants with right of survivorship and not as tenants in common
COM PROP --as community property




UNIF GIFT MIN ACT-  ..............Custodian...............
                        (Cust)             (Minor)
                   under Uniform Gifts to Minors
                   Act...................................
                                  (State)
UNIF TRF MIN ACT-   ..............Custodian (until age....)
                   (Cust)
                   ..............under Uniform Transfers
                       (Minor)
                   to Minors Act.........................
                                      (State)


Additional abbreviations may also be used though not in the above list.

For Value Received, ____________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
[                                     ]


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power or substitution in the premises.

Dated _______________________


              _________________________________________________________________

              _________________________________________________________________
              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:








________________________________________________________________________________
THE SIGNATURES SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE Ad-15.






                               INFORMATION LEGEND ONLY

       "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND WERE ISSUED PURSUANT TO AN EXEMPTION PROVIDED BY 11 U.S.C. SECTION 1145, UNDER AN ORDER CONFIRMING THE PLAN IN THE CASES ENTITLED IN RE INTERMARK, INC., DEBTOR, CASE NO. 92-12385-B11, AND IN RE TRITON GROUP LTD., DEBTOR, CASE NO 92-12386-B11, IN THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF CALIFORNIA. THE HOLDER OF THIS CERTIFICATE IS REFERRED TO 11 U.S.C. SECTION 1145(b) AND
(c) FOR GUIDANCE AS TO THE SALE OF THESE SECURITIES."